UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FREEPORT-MCMORAN COPPER & GOLD INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Explanatory Note - Commencing May 11, 2012, Freeport-McMoRan Copper & Gold Inc. will refer to the attached presentation in discussions with shareholders.

FREEPORT-MCMORAN COPPER & GOLD

www.fcx.com

CONNECTING THE FUTURE®

FCX LISTED NYSE

May/June 2012 May/June 2012 Proxy Discussion Say-On-Pay Proxy Discussion Say-On-Pay

Summary Agenda
FCX Overview and Summary of 2011 Performance
Feedback on 2011 Say-On-Pay Vote
Modifications to Our Executive Compensation Program
Summary of 2011 Executive Compensation
Questions/Discussion

FCX Overview
World’s Largest Publicly Traded Copper Company
World’s Largest Producer of Molybdenum & Significant
Gold Producer
World Class, Long-Lived, Geographically Diverse
Operations
Environmentally and Socially Responsible
Financially Strong
#135 in the 2012 Fortune 500 Rankings
Long Track Record of Providing Shareholder Returns
~30,000 Employees Worldwide

2011 Highlights
Excellent Financial Performance – Exceeded 2010 Records
Solid Operating Performance Impacted by Labor Disruptions
New Labor Agreements at Grasberg, Cerro Verde & El Abra
Advanced Growth Projects to Increase Copper Production by ~25%
Over Next Several Years
Significant Exploration Drilling Program for Future Reserve &
Production Growth
Strong Balance Sheet and Financial Returns
Paid $1.4 Billion in Common Stock Dividends ($1.50 per share)
Fortune 500 Statistics
- Net Income – Ranked 40
th
- Profits as Percentage of Revenues – Ranked 28
th
- 33.5% Annual Growth in EPS from 2001 to 2011 – Ranked 12
th

Total Shareholder Returns

FCX -36.8% 216.7% 60.0%
Peer Group Median -33.6% 97.0% 43.2%
Peer Group 75
th
% -22.2% 176.4% 73.1%
S&P 500 2.1% 48.6% 1.1%
1-Year 3-Year 5-Year
1-Year 3-Year 5-Year
The Peer Group consists of the following companies:
Alcoa Inc.
Anglo American plc
Antofagasta plc
Barrick Gold Corporation
BHP Billiton plc
Newmont Mining Corp.
Rio Tinto plc
Southern Copper Corporation
Teck Resources Limited
United States Steel Corporation
Vale S.A.
Xstrata plc

Feedback on
2011 Say-on-Pay Vote
FCX’s Institutional Shareholders
•
Recognized Strong Performance
•
Cited Pay Magnitude as Primary Reason for Negative Vote
•
Commented on 6% Return on Investment (ROI) Measure
in Annual Incentive Plan (AIP) – Lacked Rigor
•
Wanted More Disclosure of Qualitative Factors Considered

Feedback on
2011 Say-on-Pay Vote
Proxy Advisory Firms
•
Recognized Strong Performance
•
Cited Pay Magnitude as Primary Reason for Negative Vote
•
Other Factors Noted:
-
AIP Design
6% ROI Measure – Lack of Rigor
Lack of Reasonable Upper Limit
-
Significant Perquisites
-
No Clawback Policy

Goals of Changing
Executive Compensation Program
Maintain Entrepreneurial Culture of the Company
Continue to Align Compensation with Interests of Stockholders
Maintain Strong Pay-for-Performance Link
•
Emphasize Performance-Based Compensation
•
Tie to Key Measures Used in Assessing Company Value
Address Pay Magnitude with Caps Based on Salary Multiples
•
Base Salaries of Executives Not Changed Since 2007
Increase Rigor of Performance Measures
Independent Corporate Personnel Committee to Retain Some
Discretion with Respect to Executive Compensation Awards
Maintain Straightforward Program

Modifications to Program
“Umbrella” Cap: AIP + Equity-Based = $20 million per year
Reduced AIP Limits
•
Reduced Total Cap from 8X to 6X Salary
•
Reduced Cash Component Cap from 4X to 3X Salary
Performance RSUs – Two-Fold Performance-Based Hurdles
•
1
st
Performance-Based Hurdle Maintained:
-
Amount Granted Determined as AIP Award
-
AIP Awards Based on Cash Flow, ROI, Qualitative Performance
Measures (see next slide)
•
2
nd
Performance-Based Hurdle Added:
-
Amount Ultimately Vesting After Three Years Now Based on Total
Shareholder Return Component (TSR)
-
Relative Measure: FCX’s TSR Compared to Peer Group
-
20% of Award Subject to Forfeiture if FCX’s TSR Below Median

AIP Performance Measures
•
Maintained Incentive Pool Based on Cash Flow
•
Increased Rigor of the ROI Performance Measure in AIP
-
Maintained Current Five-Year ROI of 6%
-
Added Following Guideline Matrix:
•
Qualitative Measures
-
Measures Considered: Safety; Environmental & Social;
Operational Metrics; Growth Initiatives; TSR & ROI Compared to
Peers; Exploration Results; Financial Management
-
Added Disclosure of Qualitative Factors Considered (see pages
35-38 of proxy statement)
Modifications to Program (cont’d)

Average Copper
Price per Pound 2x 3x 4x 5x 6x
Salary Multiples – Annual ROI Thresholds
$2.51 - $3.00 6% 7% 10% 13% 16%
$3.01 - $3.50 9% 10% 13% 16% 19%
$3.51 - $4.00 12% 13% 16% 19% 23%
>$4.01 15% 17% 20% 23% 27%

Modifications to Program (cont’d)
Revised Stock Option Methodology
•
Option Grants Subject to “Umbrella” Cap
•
Stock Options Valued Under Black-Scholes (Rather than Fixed Share Basis)
•
Stock Options and RSUs Would Vest Following a Change of Control Only
If Employee Terminated from Employment Within One Year
•
Only Applies to Future Equity Awards
Adopted Clawback Policy
•
FCX May Recover Incentive Awards Paid Based on Restated Financial
Statements Under Certain Circumstances
•
To Be Adjusted as Needed to Comply with New SEC Rules

Implemented “Double Trigger” Vesting of Equity Awards

Total Direct Compensation 2010 and 2011 12 ($ millions) Chairman CEO $30.6 $18.5 $30.6 $18.5 40% Reduction 40% Reduction 2010 2011 2010 2011 Stock Options AIP - RSUs AIP - Cash Salary

Overview of Executive Compensation
Awarded for 2011
2011 Was an Outstanding Year for FCX Resulting in the Best
Financial Results in Company’s History
In Awarding 2011 Incentive Compensation (AIP Awards and Stock
Options), Our Corporate Personnel Committee Considered:
•
Strong Company Performance in 2011, Including the Quantitative and Qualitative
Measures Cited in CD&A
•
Newly Implemented Caps
•
Grant Date Value of Stock Options
•
FCX’s TSR, Including the Negative TSR in 2011
•
Shareholders’ Concern with Pay Magnitude for 2010
Compensation Significantly Reduced from 2010
•
Each of the Chairman and the CEO Awarded Over 40% Less Incentive
Compensation for 2011 Than Awarded for 2010
-
Incentive Amount Awarded – 20% Less Than New Umbrella Cap
•
2011 Total Direct Compensation (Salary, AIP Awards, Stock Options) for All
Named Executive Officers Down 38% From 2010

2011 Component Mix of
Total Direct Compensation
Equity-Based
Salary
AIP
Cash

Components of Compensation
Performance-Based/Fixed Compensation Equity/Cash Compensation
Cash
AIP RSUs
Fixed
13%
32%
27%
28%
Options
13%
87%
45%
55%
Performance-based

Total Black-Scholes Value of
Options Granted to NEOs

($ millions)
2.54MM
Options
as
Adjusted
for Stock
Split
2.54MM
Options
as
Adjusted
for Stock
Split
1.27MM
Options
1.27MM
Options
0.87MM
Options
0.87MM
Options
50%
Reduction
$39.2
$26.2
$13.1
$0
$10
$20
$30
$40
2009 2010 2011

Executive Compensation – Last Two Years

1  Reflects the year of performance for which the RSUs and stock options were awarded even though granted in February of the following year (differs from amounts reflected in the Summary Compensation Table on page 48); for 2011,values reflect preliminary estimates reviewed by CPC at time of grant
2 Reflects the amounts from the Change in Pension Value column and the amounts of Plan Contributions included in All Other Compensation column of the Summary Compensation Table on page 48
Total Direct Compensation and Total Compensation
(in millions)
Moffett 2011 $2.50 $ 6.000 $5.000 $4.95 $18.45 $2.60 $0.92 $21.97
2010 2.50 10.000 7.768 10.30 30.57 2.24 0.77 33.58
Adkerson 2011 2.50 6.000 5.000 4.95 18.45 3.44 0.62 22.51
2010 2.50 10.000 7.768 10.30 30.57 5.21 0.58 36.36
Quirk 2011 0.65 1.625 1.625 1.65 5.55 0.16 0.04 5.75
2010 0.65 2.600 2.290 3.09 8.63 0.11 0.04 8.78
Arnold 2011 0.55 1.375 1.375 1.50 4.80 0.13 0.05 4.98
2010 0.55 2.200 1.800 2.47 7.02 0.09 0.05 7.16
Year
Salary Cash
RSUs¹
Stock
Options¹
Total
Direct
Retirement
Benefits²
All Other
Total
AIP Awards

FREEPORT-MCMORAN COPPER & GOLD

Total Performance-Based Compensation
(in millions)
Stock Price (post-split)

Performance-Based Compensation vs Stock Performance 17 Options RSUs Cash $19.2 $79.3 $70.6 $41.1 $0 $15 $30 $45 $60 $75 $0 $20 $40 $60 $80 $100 2008 2009 2010 2011 Stock Price

Questions/ Discussion Questions/ Discussion

Additional Disclosure
Additional Disclosure
This information is being provided to certain shareholders in addition to Freeport-McMoRan Copper & Gold Inc.’s proxy statement dated April 27, 2012, that has been available since such date.  Please read the complete proxy statement and accompanying materials carefully before you make a voting decision.  Even if voting instructions for your proxy have already been given, you can change your vote at any time before the annual meeting by giving new voting instructions as described in more detail in the proxy statement.  The proxy statement, and any other documents filed by Freeport-
McMoRan Copper & Gold Inc. with the Securities and Exchange Commission (“SEC”), may be obtained free of charge at the SEC web site at www.sec.gov and from the Company’s web site at www.fcx.com.
Freeport-McMoRan Copper & Gold Inc. and its directors and officers may be deemed to be participants in the solicitation of proxies from Freeport-McMoRan Copper & Gold Inc.’s shareholders in connection with the upcoming annual meeting of shareholders.  Information about Freeport-McMoRan Copper & Gold Inc.’s directors and executive officers and their ownership of Freeport-McMoRan Copper & Gold Inc. stock is set forth in the proxy statement for Freeport-McMoRan
Copper & Gold Inc.’s 2012 annual meeting of shareholders.